Memorandum Attached to
                Lease Agreement at Bangkok International Airport
                       No. 1-01/2541 dated 2 October 1997
                                   Amendment 1


This memorandum is made at the Airports Authority of Thailand on 28 September 1999 between the Airports Authority of Thailand, represented by Flight Lieutenant Pradit Mongkonapiban, Deputy Managing Director, Acting Managing Director of the Airports Authority of Thailand, hereinafter called "The Lessor" of one part, and J.M.T. Group Co., Ltd., registered as a juristic person Company Limited under the Civil and Commercial Code, which has change its name to King Power Tax Free Co., Ltd. on 30 September 1997, with the head office at 26th-27th Floors, Siam Tower, 989 Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, represented by Mr. Viratana Suntaranond, the person empowered to enter juristic act binding King Power Tax Free Co., Ltd. according to the Certificate No. Phor.Hor. 0011128 dated 4 August 1999 issued by the Office of Partnership/Company Registration, Bangkok Metropolis, hereinafter called the "Lessee" of the other part.

Whereas the Lessor has agreed to lease out and the Lessee has agreed to lease spaces in the Bangkok International Airport according to the Agreement No. 1-01/2541 dated 2 October 1997, for a period of three years, from 1 April 1998 to 31 March 2001 and whereas the Lessee has changed its name from "J.M.T. Group Co., Ltd." to "King Power Tax Free Co., Ltd." on 30 September 1997, and the Lessor has granted permission to the Lessee for renovating the leased premises, cancelling lease and temporary leasing, as follows :

1.        Renovation
          ----------

          1.1 A permission has been granted for renovating Zone Nos. 3342 E, 3342 E/1, 3342 E/2 and 3342 E/3, after which the total space appears to be 298.50 sqm. and has been designated Zone No. 3342 E.

          1.2 A permission has been granted for renovating Zone Nos. 3342 F, 3342 F/1, 3342 F/2 and 3342 F/3, after which the total space appears to be 298.50 sqm. and has been designated Zone No. 3342 F.

          1.3 A permission has been granted for renovating Zone Nos. 3735 A and 3735 A/1, after which the total space appears to be 186.50 sqm. and has been designated Zone No. 3735 A.

          1.4 A permission has been granted for renovating Zone Nos. 3735 A/2, after which the total space appears to be 103 sqm. and has been designated Zone No. 3735 A/1.

          1.5 A permission has been granted for renovating Zone Nos. 3712 A and 3712 B, after which the total space appears to be 48.50 sqm. and has been designated Zone No. 3712 A.

          1.6 A permission has been granted for renovating Zone Nos. 3712 C, after which the total space appears to be 31.50 sqm. and has been designated Zone No. 3712 C.

          The Lessee has made use of the above areas since 1 April 1998.

2.        Cancellation of Lease
          ---------------------

          2.1 A permission has been granted for cancelling the lease of Zone No. 3342 E, covering 298.50 sqm., since 1 September 1998.

          2.2 A permission has been granted for cancelling the lease of Zone Nos. 1302, 1302 B, 3303 A, 3303 A/1, 3303 B, 3304 B, 2797 A, 3770
               and 3757 A, totalling 214.50 sqm., since 1 March 1999.

3.        Temporary Lease
          ---------------

          A permission has been granted for temporary lease of Zone Nos. 1302, 1302 B, 3303 A, 3303 A/1, 3303 B, 3304 B, 2797 A, 3770 and 3757 A,
          totalling 214.50 sqm., from 1 March 1999 to 23 June 1999.

Therefore, the Lessor and the Lessee agree to enter into his Memorandum as follows :

1. In the Contract No. 1-01/2541 dated 2 October 1997, where J.M.T. Group Co., Ltd. is indicated as the Lessee, it is changed to King Power Tax Free Co., Ltd.

2. Appendix A to the Agreement No. 1-01/2541 dated 2 October 1997 shall be repealed and replace with Appendix A to this memorandum.

3. With regard to termination of the lease of Zone No. 3342 E according to this memorandum, the Lessor shall arrange for new area as replacement. The Lessee agrees to lease the area to be arranged by the Lessor according to the space, rent and other charges of Zone No. 3342 E in all respects effective the date of handing over from the Lessor.

4. With regard to cancellation of the lease of Zone Nos. 1302, 1302 B, 3303 A, 3303 A/1, 3303 B, 3304 B, 2797 A, 3770 and 3757 A according to this memorandum, after construction of the extension of the arrival lounge and the departure lounge of the International Passengers Terminal (AIRSIDE) of the Bangkok International Airport has been completed, the Lessee agrees to lease a space of not less than 298.50 sqm. at the rates of rents and charges specified by the Lessor.

5. The contents of the Contract No. 1-01/2541 dated 2 October 1997, besides having been amended in Clause 1 and 2 of this memorandum, shall remain in force.

6.   The effective date of this memorandum is retroactive to 1 April 1998.

This memorandum is made in duplicated copies. Both parties, having read and understood it entirely, hereunder sign their names and affix seal (if any) in the presence of witnesses and each retaining one copy.




               The Lessor                               The Lessee


               - signed -                               - signed -
(Flight Lieutenant Pradit Mongkonapiban)        (Mr. Viratana Suntaranond)
                                         (Seal of King Power Tax Free Co., Ltd.)


                 Witness                                  Witness
                 -------                                  -------

               - signed -                                - signed -
         (Mr. Sukwat Chayakorn)                      (Mr. Krit Phakakit)



Details of Rents and Chart Showing Location of Lease Premises      Appendix A
Lease Agreement No. 1-01/2541, dated  2 October 1997            (Total 9 Sheets)
Amendment 1                                                         Sheet #1

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       Lease  Period
                                                                                                 -------------------------
    Leased Premises         Space       Rent        Rent     Service Fee  Building &     Fine       From            To
                        Square Metre  Baht/Sqm.  Baht/Month  Baht/Month      Land      Baht/Day
                           (Sqm.)     per month                              Taxes
                                                                          Baht/Month
----------------------  ------------  ---------  ----------  -----------  ----------  ---------  -----------  ------------
International Passengers Terminal 1 Bangkok International Airport
-----------------------------------------------------------------
- Zone  3342 E             298.50       750.00   223,875.00   33,581.25    27,984.38  19,029.38  1 Apr. 1998  31 Aug. 1998
- Zone 1302 and 1302 B      48.00       750.00    36,000.00    5,400.00     4,500.00   3,060.00  1 Apr. 1998  23 Jun. 1999
- Zone 3303 A               12.00       750.00     9,000.00    1,350.00     1,125.00     765.00  1 Apr. 1998  23 Jun. 1999
- Zone 3303 A/1              9.00       750.00     6,750.00    1,012.50       843.75     573.75  1 Apr. 1998  23 Jun. 1999
- Zone 3303 B               36.50       750.00    27,375.00    4,106.25     3,421.88   2,326.88  1 Apr. 1998  23 Jun. 1999
- Zone 3304 B               12.00       750.00     9,000.00    1,350.00     1,125.00     765.00  1 Apr. 1998  23 Jun. 1999
- Zone 3342 F              298.50       750.00   223,875.00   33,581.25    27,984.38  19,029.38  1 Apr. 1998  31 Mar. 2001
- Zone 0316                 42.50       750.00    31,875.00    4,781.25     3,984.38   2,709.38  1 Apr. 1998  31 Mar. 2001
- Zone 3265 S               22.00       750.00    16,500.00    2,475.00     2,062.50   1,402.50  1 Apr. 1998  31 Mar. 2001
- Zone 3265 S/1             12.50       750.00     9,375.00    1,406.25     1,171.88     796.88  1 Apr. 1998  31 Mar. 2001
- Zone 3265 T                9.00       750.00     6,750.00    1,012.50       843.75     573.75  1 Apr. 1998  31 Mar. 2001
International Passengers Terminal 2 Bangkok International Airport
-----------------------------------------------------------------
- Zone 2797 A               41.00       750.00    30,750.00    4,612.50     3,843.75   2,613.75  1 Apr. 1998  23 Jun. 1999
- Zone 3770                 43.50       750.00    32,625.00    4,893.75     4,078.13   2,773.13  1 Apr. 1998  23 Jun. 1999
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                                                                                                       Lease  Period
                                                                                                 -------------------------
    Leased Premises         Space       Rent        Rent     Service Fee  Building &     Fine       From            To
                        Square Metre  Baht/Sqm.  Baht/Month  Baht/Month      Land      Baht/Day
                           (Sqm.)     per month                              Taxes
                                                                          Baht/Month
----------------------  ------------  ---------  ----------  -----------  ----------  ---------  -----------  ------------
- Zone 3757 A               12.50       750.00     9,375.00    1,406.25     1,171.88     796.88  1 Apr. 1998  23 Jun. 1999
- Zone 3735 A              186.50       750.00   139,875.00   20,981.25    17,484.38  11,889.38  1 Apr. 1998  31 Mar. 2001
- Zone 3735 A/1            103.00       750.00    77,250.00   11,587.50     9,656.25   6,566.25  1 Apr. 1998  31 Mar. 2001
- Zone 3265 X              156.00       750.00   117,000.00   17,550.00    14,625.00   9,945.00  1 Apr. 1998  31 Mar. 2001
- Zone 3712 A               48.50       750.00    36,375.00    5,456.25     4,546.88   3,091.88  1 Apr. 1998  31 Mar. 2001
- Zone 3712 C               31.50       750.00    23,625.00    3,543.75     2,953.13   2,008.13  1 Apr. 1998  31 Mar. 2001
--------------------------------------------------------------------------------------------------------------------------

                 The Lessor                            The Lessee
                 ----------                            ----------

                 - signed -                            - signed -
(Flight Lieutenant Pradit  Mongkonapiban)      (Mr. Viratana Suntaranond)
                                         (Seal of King Power Tax Free Co., Ltd.)

                   Witness                              Witness
                   -------                              -------

                 - signed -                            - signed -
          (Mr. Sukwat  Chayakorn)                  (Mr. Krit Phakakit)
